UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Executive Office Address and Telephone Number	State of Incorporation	IRS Employer Identification No.
001-33401	Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Delaware	20-5490327

033-47040	Cinemark USA, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Texas	75-2206284

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading symbol(s)	Name of each exchange on which registered
Cinemark Holdings, Inc.	Common Stock, par value $0.001 per share	CNK	NYSE
Cinemark USA, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On February 8, 2024, the Board of Directors (the “Board”) of Cinemark Holdings, Inc. (the “Company”) approved a new bonus plan, the Cinemark Holdings, Inc. Short-Term Incentive Plan (the “STIP”), to provide the terms of annual bonus opportunities to be granted to certain of the Company’s executive officers and other key employees. The following summary is qualified in its entirety by the provisions of the STIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Under the STIP, each of the Company’s executive officers and other key employees selected to participate in the STIP for a particular plan year (a “Participant”) will be eligible to receive a cash bonus if the Company achieves certain performance goals established by the Compensation Committee of the Board (the “Compensation Committee”). A Participant’s performance bonus, other than the Chief Executive Officer’s performance bonus, may be modified by the Chief Executive Officer or, with respect to any named executive officer, the Compensation Committee to increase or decrease the Participant’s performance bonus up to a maximum of +/- 15% based upon such Participant’s individual performance against such Participant’s annual business objectives and goals.

The STIP provides that, except as otherwise provided by the Compensation Committee or as set forth in an offer letter or employment agreement, a Participant generally must remain employed with the Company or a subsidiary of the Company through the last day of the plan year to be eligible for a bonus for that year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Cinemark Holdings, Inc. Short-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC. CINEMARK USA, INC.

Date:	Febraury 13, 2024	By:	/s/ Michael D. Cavalier
Executive Vice President - General Counsel and Business Affairs & Secretary